                                  EXHIBIT 10.14

                        2003 AMENDMENT TO LOAN AGREEMENT

     THIS AMENDMENT TO LOAN AGREEMENTS ("2003 Amendment"), dated as of February 13, 2003, is made by and among Escalon Medical Corp (the "Borrower"), Escalon Vascular Access, Inc., Escalon Pharmaceutical, Inc. Sonomed, Inc., and Escalon Digital Vision, Inc. (Collectively, the "Guarantors; together with the Borrower, the "Obligors") and Spring Street Capital, L.L.C. (the "Lender or Bank").

                                   BACKGROUND

     WHEREAS, PNC Bank, National Association, ("PNC") and the Borrower are parties to various agreements including a Letter Agreement dated November 16, 2001, pursuant to which PNC extended to the Borrower a Line of Credit and a Term Note, (the "Loan Agreements");

     WHEREAS, the Lender has purchased the Loan Agreements from PNC; and

     WHEREAS, the parties agree that the current outstanding amount for the Line of Credit is $1,475,000 and the current outstanding amount of the Term Note is $ 5,850,000 for a total debt outstanding to the Lender of $ 7,325,000.

     WHEREAS, Guarantors acknowledge and agree that each Guaranty and Suretyship Agreement heretofore executed by the Guarantor in favor of PNC shall remain in full force and effect and is hereby reaffirmed in favor of Lender.

     WHEREAS, Lender and Borrower have agreed to amend certain terms and conditions of the Loan Agreements to make certain other changes as hereinafter set forth.

     NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto, intending to be legally bound hereby, agree to further amend the Loan Agreements as herein stated.

     1. Effect of Prior Agreements.

     This 2003 Amendment is intended to amend the Loan Agreements, as it has been in effect to the date hereof, and all references after the date hereof to the Loan Agreements shall mean the Loan Agreements as amended hereby. All capitalized terms used herein as defined terms shall have the meanings ascribed to them in the Loan Agreements unless herein provided to the contrary.

     2. Amendments.

          (a) Article 9 c. (i)(b) of the Letter Agreement is hereby amended as follows:

               (i)(b) Current Maturities plus interest expense plus tax expense, of not less than 1.00 to 1.00, all determined for the four fiscal quarters then ending.

          (b) Article 9 f. of the Letter Agreement is hereby amended as follows:

               f. No Obligor, without the prior written consent of the Bank, will liquidate, merge or consolidate with any person, firm, corporation or other entity, or sell, lease, transfer ...

          (c) Article 9 h. (i) of the Letter Agreement is hereby amended as follows:

               (i) loans, advances or investments in another Obligor, or future wholly owned subsidiary,

          (d) Article 9 l. of the Letter Agreement is hereby amended as follows:

               Obligor will cause any new subsidiary to, (i) execute and deliver to the Bank a Guaranty and Suretyship Agreement in a form similar to that previously executed by the Guarantors, and (ii) execute a Security Agreement (including intellectual property riders) similar to those executed on the date hereof by the Guarantor. In addition, the stock of any such new subsidiary shall be pledged to the Bank pursuant to documentation reasonably acceptable to the Bank and the certificates representing such stock shall be delivered to the Bank with appropriate stock powers.

          (e) Article 11. of the Letter Agreement is hereby deleted in its entirety.


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

          (f) Article 12. of the Letter Agreement is hereby amended to include the following:

               Ninety (90) days after June 30th of each year Borrower will determine if actual EBITDA has exceeded budgeted EBITDA. In such event 50% of the funds that exceeded budgeted EBITDA shall be paid to Lender to reduce the balance of the Term Note. (See an example on Exhibit 1 attached hereto.) If Actual EBITDA is not in excess of Budgeted EBITDA no additional principal payments shall be paid to the Lender.

          (g) Article 8. of the Term Note is hereby amended as follows:

               8. RIGHT OF SETOFF. In the Event of Default, in addition to all liens upon and rights of setoff against the money, securities or other property of the Borrower given to the Bank by law, the Bank shall have, with respect to the Borrower's obligations to the Bank under this Note and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Borrower hereby assigns, conveys, delivers, pledges and transfers to the Bank all of the Borrower's right, title and interest in and to, all deposits, moneys, securities and other property of the Borrower now or hereafter in the possession of or on deposit with, or in transit to, the Bank whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Borrower. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such setoff on its books and records at a later time.

          (h) Exhibit A of the Term Note is hereby amended and restated to read in its entirety as follows:

                                            Exhibit A

                      DATE                                                AMOUNT
                  March 1, 2003                                          300,000
                  June 1, 2003                                           300,000
                  September 1, 2003                                      300,000
                  December 1, 2003                                       300,000
                  March 1, 2004                                          350,000
                  June 1, 2004                                           350,000
                  September 1, 2004                                      350,000
                  December 1, 2004                                       350,000
                  March 1, 2005                                          400,000
                  June 1, 2005                                           400,000
                  September 1, 2005                                    2,450,000

          (i) Article 9. of the Line of Credit is hereby amended as follows:

               9. RIGHT OF SETOFF. In the Event of Default, in addition to all liens upon and rights of setoff against the money, securities or other property of the Borrower given to the Bank by law, the Bank shall have, with respect to the Borrower's obligations to the Bank under this Note and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Borrower hereby assigns, conveys, delivers, pledges and transfers to the Bank all of the Borrower's right, title and interest in and to, all deposits, moneys, securities and other property of the Borrower now or hereafter in the possession of or on deposit with, or in transit to, the Bank whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Borrower. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such setoff on its books and records at a later time.

     3. Representations, Warranties and Covenants. The Borrower hereby affirms and reaffirms to the Lender all representations and warranties made under the Loan Agreements and confirm that all are true and correct as of the date hereof (other than representations and warranties made as of a specific date). The Borrower further represent and warrant that it has the authority and legal right to execute, deliver and carry out the terms of this 2003 Amendment, that such actions were duly authorized by its Board of Directors (or equivalent body), that the officers executing this 2003 Amendment on its behalf were similarly authorized and empowered, and that this 2003 Amendment does not contravene any provision of its certificates of incorporation, by-laws, operating agreement or other organizational documents, or of any contract or agreement to which it is a party or by which it or any of its respective properties are bound. Borrower hereby affirms and reaffirms to the Lender all of the covenants contained in the Loan Agreements, as amended hereby, and agrees to abide thereby until all of the Obligations to the Lender are paid in full. The Borrower represent and warrant that the Loan Agreements, as amended hereby, and the other Loan Documents are binding and enforceable against the Borrower and that the Borrower have no defenses, counterclaims, or set-offs to their obligations thereunder.

     4. Conditions. To induce the Lender to enter into this 2003 Amendment, the Borrower agrees as follows:

          (a) The Borrower shall deliver to the Lender this 2003 Amendment and all such other documents, duly executed by the Borrower, as the Lender may reasonably require.

          (b) The Borrower shall deliver to the Lender certified resolutions of its Board of Directors authorizing the execution of this 2003 Amendment.

          (c) The Borrower shall deliver any and all other documents, agreements and certificates reasonably requested by the Lender to carry out the intentions of this 2003 Amendment.

     5. Further Actions. The Borrower hereby agrees to cooperate and join with the Lender, at its own expense, in taking all such further actions as the Lender, in its reasonable judgment, shall deem necessary to reasonably effectuate the provisions of the Loan Documents, as amended hereby.

     6. Continuation of Security Interest. The Borrower hereby confirms and acknowledges that the security interest granted to the Lender pursuant to the Security Agreements secures the Obligations of the Borrower under the Loan Agreements, as amended through the date hereof and as the Loan Agreements may be further amended from time to time, and under the Term Note, as amended through the date hereof, in addition to any and all other Obligations of the Borrower to the Lender which are secured thereby.

     7. Reaffirmation and Extension of Agreement. Except as modified by the terms hereof, all of the terms and conditions of the Loan Agreements and all other Loan Documents are hereby affirmed and shall continue in full force and effect.

     8. Effective Date. This 2003 Amendment shall be effective as of the date first written above.

     9. Governing Law. This 2003 Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and shall be governed by the internal laws of the Commonwealth of Pennsylvania without reference to conflicts of laws provisions.

     10. Mutual Release. For and in consideration of the agreements and promises made on this date, Borrower and Lender do hereby release one another from any claims or causes of action, whether known or unknown, one may have against the other which accrued prior to the date of this Agreement. This is a general release of all claims whether based on contract, tort, statute, or other legal theory. This release shall also run to the benefit of Borrower's and Lender's assignors, predecessors in title, officers, directors, subsidiaries, and guarantors.

     11. Miscellaneous. Borrower shall make a payment to Lender of two thousand five hundred ($2,500.00) dollars in connection with the drafting of this Agreement.

     IN WITNESS WHEREOF, the undersigned have caused this 2003 Amendment to be executed by their duly authorized officers on the date first above written.


ATTEST:                                 ESCALON MEDICAL CORP

By:      /s/                    By:              /s/
      -----------------------      -----------------------------------------
Name:    Harry M. Rimmer                         Name: Richard J. DePiano
Title:   SVP Finance                             Title: CEO


ATTEST:                                 ESCALON VASCULAR ACCESS, INC.

By:      /s/                    By:              /s/
      -----------------------      -----------------------------------------
Name:    Harry M. Rimmer                         Name: Richard J. DePiano
Title:   SVP Finance                             Title: CEO


ATTEST:                                 ESCALON PHARMACEUTICAL, INC.

By:      /s/                    By:              /s/
      -----------------------      -----------------------------------------
Name:    Harry M. Rimmer                         Name: Richard J. DePiano
Title:   SVP Finance                             Title: CEO

ATTEST:                                 SONOMED, INC.

By:      /s/                    By:              /s/
      -----------------------      -----------------------------------------
Name:    Harry M. Rimmer                         Name: Richard J. DePiano
Title:   SVP Finance                                  Title:  CEO


ATTEST:                                 ESCALON DIGITAL VISION, INC.

By:      /s/                    By:              /s/
      -----------------------      -----------------------------------------
Name:    Harry M. Rimmer                         Name: Richard J. DePiano
Title:   SVP Finance                                  Title:  CEO


                                                 SPRING STREET CAPITAL, L.L.C.

ATTESTED:

By:       /s/                    By:             /s/
      -----------------------      -----------------------------------------
Name:    Richard V. Hepburn                      Name: Alfred W. Bowman, Jr.
Title:   Managing Director                       Title: Senior Managing Director


                                   EXHIBIT - 1

                              ESCALON MEDICAL CORP
                  Examples of Calculation of Excess Cash Split
                         FOR ILLUSTRATION PURPOSES ONLY

EXAMPLE 1.

Actual EBITDA              $ 2,286,000
Less: Budgeted EBITDA       (2,786,000)    Refer to Escalon Medical Corp. Budgeted Consolidated Statement of Operations.
                           -----------
                           $  (500,000)     Actual EBITDA falls short of Budgeted EBITDA, therefore, no further computation is
                           ===========         necessary.

EXAMPLE 2.

Actual EBITDA              $ 3,286,000
Less: Budgeted EBITDA       (2,786,000)
                           -----------

                           $   500,000    Actual EBITDA exceeds Budgeted EBITDA, therefore, we must split excess cash.
                                    50%
                           -----------

Excess cash split          $   250,000    Represents excess cash split to be paid to Spring Street toward term loan:
                           ===========